SUPPLEMENT DATED MAY 30, 2018

TO THE SUMMARY PROSPECTUS FOR PACIFIC FUNDS —

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE

CLASS A, CLASS B, CLASS C, CLASS R and ADVISOR CLASS SHARES

DATED AUGUST 1, 2017

This supplement revises the Pacific Funds Portfolio Optimization Moderate summary prospectus dated August 1, 2017, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes described in this supplement are currently in effect, unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The following risk is added alphabetically to the Principal Risks from Holdings in Underlying Funds subsection:

•                  Forward Commitments Risk: Forward commitments are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because these instruments are privately negotiated, they are subject to the risk of default by, or bankruptcy of, a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. The Underlying Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, the Underlying Fund’s ability to close out of a forward position is dependent on the liquidity of the secondary forward market. There is also a risk of imperfect correlation between the change in market value of the underlying asset and the price of the forward contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.